AGREEMENT

     This Agreement is made and entered into as of the 26th day of July, 1999, by and among the following parties: ILX Resorts Incorporated, an Arizona corporation ("ILX"), Martori Enterprises Incorporated, an Arizona corporation ("MEI"), Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("LAP") and Edward John Martori, a married man dealing with his sole and separate property ("EJM").

                                    RECITALS

     A. The parties desire to effect certain transactions whereby certain existing agreements will be modified or otherwise affected; namely those transactions represented by the following documents and/or described below:

     Installment Promissory Note in the face amount of $909,078 dated January 1, 1996 made by ILX payable to EJM (the "EJM/LAP Note"), which note is secured by ILX's Class A limited partnership interest in LAP.

     The sale by MEI to ILX and/or its nominee of certain vacation ownership interests in ILX Premiere Vacation Club, an Arizona non-profit corporation and VCA South Bend Incorporated, an Arizona non-profit corporation.

     B. The parties desire to memorialize said transactions by this one, all-inclusive agreement.

                                    AGREEMENT

     1. MODIFICATION OF EJM NOTE. Effective on August 1, 1999, the EJM/LAP Note shall be amended and restated by the form of Installment Promissory Note attached hereto as EXHIBIT A so as to be modified to read as follows:

     Principal payments of $94,078.00 on or before August 15, 1999 and $100,000.00 on or before December 15, 1999. Installments of interest only at ten percent (10%) per annum shall be payable quarterly on the first day of January, April, July and October of each year commencing October 1, 1999. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 15, 2003.

Except as specifically provided herein, the EJM/LAP Note (as amended and restated) and security therefor shall remain in full force and effect and unamended hereby.

     2. SALE OF VACATION OWNERSHIP INTERESTS. Effective August 1, 1999, MEI shall sell and convey to ILX and/or its nominee, a total of sixty (60) vacation ownership interests for a purchase price of $500,000.00. Such vacation ownership interests consist of four (4) ILX Premiere Vacation Club Platinum memberships; fifty (50) ILX Premiere Vacation Club Gold memberships and six (6) Varsity Clubs of America - South Bend Chapter Alumni House (3 bedroom) extended football weekend memberships. ILX shall issue to MEI a Promissory Note ("MEI Note") in the form attached hereto as EXHIBIT B in the amount of $500,000.00 payable as follows:

     Principal payments of $100,000.00 on or before August 15, 1999, and $100,000.00 on or before December 15, 2000 and December 15, 2001. Payments of interest only at eight percent (8%) per annum shall be payable quarterly on the first day of January, April, July and October of each year commencing October 1, 1999. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 15, 2002.

     This MEI Note shall be secured by a Security Agreement, dated July 1, 1994, also securing the EJM/LAP Note.

     3. MISCELLANEOUS PROVISIONS. Any notice hereunder shall be given in writing and hand-delivered. The provisions of this Agreement shall be governed and interpreted in accordance with the laws of the State of Arizona. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This instrument contains the entire agreement of the parties and may not be modified except by a writing signed by the parties affected thereby. Should one or more of the provisions of this Agreement be determined to be illegal, wholly or partially unenforceable, or unreasonable, the parties hereby empower the Court to enforce any other provision of this Agreement to the fullest extent being possible under Arizona law. Each of the parties hereto agrees in good faith to execute such further or additional documents as may be necessary or appropriate to fully carry out the intent and purpose of this Agreement. Time shall be of the essence in the performance of each and every term of this Agreement. If any action is brought by either party in respect of its rights under this Agreement, the substantially prevailing party shall be entitled to recover from the other party its court costs, and reasonable attorneys' fees as determined by the Court, to the maximum extent permitted by law. No waiver by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy upon a breach hereof shall constitute a waiver of such remedy. No waiver shall effect or alter the remainder of this Agreement, but each and every covenant, agreement, term and condition thereof shall continue in full force and effect with respect to any then existing or subsequent breach of this Agreement. This Agreement may be executed in several counterparts, all of which taken together shall constitute one Agreement binding upon all of the parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart.

Effective as of the date and year first written above.

ILX Resorts Incorporated


By: /s/ Nancy J. Stone
    ---------------------------------------
Its: President
    ---------------------------------------

Martori Enterprises Incorporated


By: /s/ Joseph P. Martori
    ---------------------------------------
Its: Chairman
    ---------------------------------------

Los Abrigados Partners Limited Partnership

By: ILE Sedona Incorporated, General Partner


By: /s/ Joseph P. Martori
    ---------------------------------------
Its: Chairman
    ---------------------------------------


/s/ Edward John Martori
-------------------------------------------
Edward John Martori

                                    EXHIBIT A

                  $909,078 EJM/LAP NOTE (AMENDED AND RESTATED)

                           INSTALLMENT PROMISSORY NOTE
                             (AMENDED AND RESTATED)

$894,078.00                                                       August 1, 1999
                                                                Phoenix, Arizona

     FOR VALUE RECEIVED, the undersigned, ILX Resorts Incorporated, an Arizona corporation (the "undersigned"), promises to pay to the order of Edward J. Martori ("Payee"), at Tucson, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of Eight Hundred Ninety-Four Thousand and Seventy Eight Dollars ($894,078.00), together with interest thereon as computed below, as follows:

     Principal payments of $94,078.00 on or before August 15, 1999 and $100,000.00 on or before December 15, 1999. Installments of interest only shall be payable quarterly on the first day of January, April, July and October of each year commencing October 1, 1999. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 15, 2003.

     Interest shall be charged on the unpaid principal balance of this Note to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to ten percent (10%).

     The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

     Each and every payment due under this Note shall be made in lawful money of the United States of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payments shall be applied as set forth above.

     At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

     The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against

Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suite shall be determined by a court sitting without a jury.

     This Note is secured by a Security Agreement dated July 1, 1994.

     This Note is executed to be effective as of the date set forth above.


                                ILX RESORTS INCORPORATED, an Arizona corporation


                                By:
                                     -------------------------------

                                Its:
                                     -------------------------------

ATTEST:


By:
     -------------------------------
Its:
     -------------------------------

                                    EXHIBIT B

                                $500,000 MEI NOTE

                           INSTALLMENT PROMISSORY NOTE

$500,000.00                                                       August 1, 1999
                                                                Phoenix, Arizona

     FOR VALUE RECEIVED, the undersigned, ILX Resorts Incorporated, an Arizona corporation (the "undersigned"), promises to pay to the order of Martori Enterprises Incorporated, an Arizona corporation ("Payee"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of Five Hundred Thousand Dollars ($500,000.00), together with interest thereon as computed below, as follows:

     Principal payments of $100,000.00 on or before August 15, 1999 and $100,000.00 on or before December 15, 2000 and December 15, 2001. Installments of interest only shall be payable quarterly on the first day of January, April, July and October of each year commencing October 1, 1999. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 15, 2002.

     Interest shall be charged on the unpaid principal balance of this Note to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to eight percent (8%).

     The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

     Each and every payment due under this Note shall be made in lawful money of the United States of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payments shall be applied as set forth above.

     At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

     The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against

Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suite shall be determined by a court sitting without a jury.

     This Note is secured by a Security Agreement dated July 1, 1994.

     This Note is executed to be effective as of the date set forth above.


                                ILX RESORTS INCORPORATED, an Arizona corporation


                                By:
                                     -------------------------------

                                Its:
                                     -------------------------------

ATTEST:


By:
     -------------------------------
Its:
     -------------------------------